                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the MigraTEC, Inc. Long-Term Incentive Plan of our report dated March 1, 2002, with respect to the consolidated financial statements of MigraTEC, Inc. included in its Annual Report (Form 10-KSB) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.


                                             /s/ ERNST & YOUNG LLP


Dallas, Texas
May 31, 2002